Q4 FY 2021 SUPPLEMENTAL SLIDES OCTOBER 14, 2021

CAUTIONARY STATEMENTS This presentation contains or incorporates by reference a number of "forward-looking statements" within the meaning of the federal securities laws with respect to general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments, demand for our products, metal margins, the effect of COVID-19 and related governmental and economic responses thereto, the ability to operate our steel mills at full capacity, future availability and cost of raw materials, energy, and other inputs for our operations, share repurchases, legal proceedings, the undistributed earnings of our non- U.S. subsidiaries, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations and our expectations or beliefs concerning future events. The statements in this report that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management "expects," "anticipates," "believes," "estimates," "future," "intends," "may," "plans to," "ought," "could," "will," "should," "likely," "appears," "projects," "forecasts," "outlook" or other similar words or phrases, as well as by discussions of strategy, plans, or intentions. Our forward-looking statements are based on management's expectations and beliefs as of the time this document was prepared or, with respect to any document incorporated by reference, as of the time such document was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in Part I, Item 1A, Risk Factors, of our annual report on Form 10-K for the fiscal year ended August 31, 2020, and Part II, Item 1A, Risk Factors, of subsequent quarterly reports on Form 10-Q, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of our downstream contracts due to rising commodity pricing; impacts from COVID-19 on the economy, demand for our products, global supply chain and on our operations, including the responses of governmental authorities to contain COVID-19 and the impact of various COVID-19 vaccines; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; potential limitations in our or our customers' abilities to access credit and non-compliance by our customers; activity in repurchasing shares of our common stock under our repurchase program; financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our inability to close the sale of our Rancho Cucamonga property, including if the buyer were to terminate the purchase agreement during its 60 day due diligence review period; our ability to successfully identify, consummate and integrate acquisitions, and the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; operating and start-up risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investment; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; impact of goodwill impairment charges; impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including the impact of the Biden administration on current trade regulations, such as Section 232 trade tariffs, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots. You should refer to the "Risk Factors" disclosed in our periodic and current reports filed with the Securities and Exchange Commission for information regarding additional risks which would cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. Accordingly, readers of this document are cautioned not to place undue reliance on any forward-looking statements. 2Q4 FY21 Supplemental Slides | October 14, 2021

A CLEAR PATH TO VALUE CREATION Q4 FY21 Supplemental Slides | October 14, 2021 3 ✓ Leading positions in core product and geographical markets ✓ Focused strategy that centers on key capabilities and competitive strengths ✓ Vertical structure that optimizes returns through the entire value chain ✓ Strong financial position with flexibility to execute on strategy ✓ Disciplined capital allocation focused on maximizing returns for our shareholders

Notes: [1] Core EBITDA is a non-GAAP measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. [2] Return on Invested Capital is a non-GAAP measure. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. KEY TAKEAWAYS FROM TODAY’S CALL Q4 FY21 Supplemental Slides | October 14, 2021 4 Fiscal 2021 was a record year • Saw continued significant benefits of strategic transformation • Invested to build for the future Favorable outlook for FY 2022; business conditions are strong in all major end markets • Positioned to maintain operational momentum Enlarged cash distribution to shareholders • Capital allocation framework that recognizes CMC’s structurally enhanced cash flow profile and capability to both grow and fund attractive distributions • Announced increased dividend and new share repurchase program Strong financial position • Flexibility to fund growth, pursue opportunistic M&A, and provide competitive levels of cash distributions to shareholders Q4 Core EBITDA1 of $256M Up 45% y/y Q4 Annualized ROIC2 of 20% Adjusted EPS of $1.26 Up 59% y/y

➢ Record consolidated Core EBITDA and segment level Adjusted EBITDA - ROIC of 14.4% ➢ Tightly managed factors directly within CMC’s control ➢ Achieved reduction in North America controllable costs per ton of finished product despite inflationary pressures ➢ Responded to strong markets – highest ever mill finished product shipments with 7 of 10 mills breaking production records1 ➢ Strong management of working capital – value up just 22% from August 2020 to August 2021 compared to a scrap cost increase of roughly 80% ➢ Meaningful progress on key strategic initiatives ➢ 3rd rolling line in Europe successfully commissioned and contributing to earnings ➢ Arizona 2 micro mill project on schedule ➢ Achieved $25 million in annual EBITDA benefit from network optimization efforts ➢ Entered into $310 million sale agreement in September for Southern California land inherited in FY 2019 rebar asset acquisition – amounts to over 40% of the price paid for the entire acquisition, helping to fund Arizona 2 ➢ Published Sustainability Report featuring enhanced disclosures and ambitious future environmental targets ➢ Further strengthened balance sheet and reduced debt service cost with opportunistic refinancing FISCAL YEAR 2021 ACCOMPLISHMENTS Q4 FY21 Supplemental Slides | October 14, 2021 5 Notes: [1] Based on production under CMC ownership • Core EBITDA and Return on Invested Capital are a non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document

0.82 MT CO2e / MT 1.83 MT CO2e / MT 1.83 MT CO2e / MT 19.84 GJ / MT 19.84 GJ / MT 28.60 m3 / MT 0.20 0.68 0.72 2.88 4.02 1.12 Scope 1 Scope 1-3 CMC Micro Mill Scope 1-3 Energy Intensity CMC Micro Mill Energy Intensity Water Intake Q4 FY21 Supplemental Slides | October 14, 2021 6 SUSTAINABLE FROM THE START, NATURALLY 20% reduction to scope 1 & 2 emissions 2030 Goals CMC IS AN INDUSTRY LEADING PERFORMER, AND IS COMMITTED TO ACHIEVING AMBITIOUS FUTURE ENVIRONMENTAL GOALS G H G E m is s io n s E n e rg y U s e W a te r U s e 12% of energy sourced from renewables 8% reduction in water withdrawal Industry Average CMC Performance 60% lower than industry average 80% lower than industry average 96% lower than industry average Sources: CMC 2019 / 2020 Sustainability Report; scope 1 emissions based on direct emissions reported to the Environmental Protection Agency; all other industry data sourced from the World Steel Association

OPERATIONAL UPDATE

PERFORMANCE DRIVERS

- Significant increase of steel product margins over scrap in North America and Europe
  - Margins up $41 per ton sequentially ($103 y/y) in North America, up $27 in Europe ($119 y/y)
- Strong margins on sales of raw materials; average selling price up for 5th consecutive quarter
- Broad end market strength for steel products in both North America and Europe
  - Particular strength in merchant and other – North America volumes up 29% from the prior year; Europe up 24%
- Built construction backlog in North America on a year-over-year basis; bid and award activity is healthy
- North America controllable costs per ton of finished steel shipped increased from the prior year, but at a pace well below the average industrial inflation rate (e.g., producer price index)
- 3rd rolling line in Europe ramped up quickly and contributed to fourth quarter earnings

STRATEGIC ITEMS

- Announced sale of Southern California land for ~$300 million on 9/29, transaction expected to close during Q2 fiscal 2022
  - Proceeds will be used to partially fund Arizona 2 micro mill project
- Arizona 2 project remains on schedule

OUTLOOK

- Based on CMC's current view of the marketplace, FY 2022 financial results are expected to be strong
- Volumes in North America should be supported by a replenished backlog, as well as broad end market strength
- Backlog is expected to reprice higher through fiscal 2022
- Europe volumes should be supported by a robust residential construction market and continued growth in industrial activity
- First quarter FY 2022 finished steel shipments should follow a typical seasonal pattern – declining sequentially from Q4
- Margins in the first quarter FY 2022 are expected to be consistent with the fourth quarter FY 2021

CMC

Q4 FY21 Supplemental Slides | October 14, 2021 7

176 256 38 45 1 (3) 0 50 100 150 200 250 300 Q4 2020 North America Segment EBITDA Europe Segment EBITDA Corporate & Eliminations Non-Operating Items Q4 2021 Q4 FY21 Supplemental Slides | October 14, 2021 8 CONSOLIDATED OPERATING RESULTS – QUARTERLY Q4 ’20 Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ‘21 External Finished Steel Tons Shipped1 1,541 1,518 1,436 1,601 1,646 Core EBITDA $175,994 $156,561 $171,087 $230,464 $255,916 Core EBITDA per Ton of Finished Steel Shipped $114 $103 $119 $144 $155 Adjusted Earnings from Continuing Operations $95,307 $69,778 $79,767 $127,106 $154,240 Performance Summary Units in 000’s unless noted otherwise • $2.4 million charge related to the write-down of a recycling asset Non-Operating Charges / Benefits Figures are pre-tax for Q4 2021 in $ millions Core EBITDA Bridge – Q4 2020 to Q4 20212 $ Millions [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Corporate & Eliminations and Non-Operating Items both exclude a $32.1 million acquisition settlement charge that was incurred during the fourth quarter of 2020 Other Note: Core EBITDA and Adjusted earnings from continuing operations are non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

• Significant increase in steel product margins over scrap − Up $103 per ton y/y and $41 per ton sequentially • Expanded margins on raw material sales • Volumes of finished steel shipped increased 2% from the prior year • Controllable costs negatively impacted by increased freight costs, as well as higher costs for labor and mill consumables 70 100 130 Q4 ‘20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Wgt Avg Finished Steel ASP Wgt Avg Finished Steel Mgn Over Scrap Controllable Costs Adjusted EBITDA per ton Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized [3] Downstream Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized 150 139 158 173 179 731 697 663 619 645 363 346 351 425 466 0 20 40 60 80 100 120 140 160 180 0 100 200 300 400 500 600 700 800 Q4 ‘20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap (1 Qtr Lag) Steel Products Margin Over Scrap Q4 FY21 Supplemental Slides | October 14, 2021 9 NORTH AMERICA – QUARTERLY Q4 ’20 Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ‘21 External Finished Steel Tons Shipped1 1,161 1,121 1,083 1,197 1,186 Adjusted EBITDA $174,219 $155,634 $171,612 $207,330 $212,018 Adjusted EBITDA per Ton of Finished Steel Shipped $150 $139 $158 $173 $179 Adjusted EBITDA Margin 14.2% 13.0% 13.6% 13.3% 12.8% Performance Summary Units in 000’s unless noted otherwise Key Performance Drivers Q4 2021 vs Q4 2020 North America – Key Margins $ / ton D P a n d S P M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n North America Indexed Margins and Controllable Cost $ / ton of external finished steel shipped [2] [3]

50 100 150 200 250 Q4 ‘20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Steel Product Margins Over Scrap Controllable Costs Adjusted EBITDA per Ton 60 36 46 124 147 196 199 204 288 315 0 20 40 60 80 100 120 140 160 100 150 200 250 300 350 Q4 ‘20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Adjusted EBITDA per Ton Steel Products Margin Over Scrap Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized Q4 FY21 Supplemental Slides | October 14, 2021 10 EUROPE– QUARTERLY Q4 ’20 Q1 ’21 Q2 ‘21 Q3 ‘21 Q4 ‘21 External Finished Steel Tons Shipped1 380 397 353 404 460 Adjusted EBITDA $22,927 $14,470 $16,107 $50,005 $67,676 Adjusted EBITDA per Ton of Finished Steel Shipped $60 $36 $46 $124 $147 Adjusted EBITDA Margin 12.7% 7.4% 8.0% 17.6% 18.4% Performance Summary Units in 000’s unless noted otherwise • Significant increase in margins over scrap − Up $119 per ton y/y and $27 per ton sequentially • Strong demand across all products − Rebar shipments up 16% from the prior year, merchant & other up 24% • Meaningful EBITDA and finished product volume contribution from new rolling line • Controllable cost per ton increased largely due to absence of $10.7 million energy credit received in prior year period Key Performance Drivers Q4 2021 vs Q4 2020 Europe – Key Margins $ / ton S te e l P ro d u c t M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n Europe Indexed Margins and Controllable Cost $ / ton of finished product shipped [2]

650 814 85 86 6 (14) 0 100 200 300 400 500 600 700 800 900 FY 2020 North America Segment EBITDA Europe Segment EBITDA Corporate & Eliminations Non-Operating Items FY 2021 Q4 FY21 Supplemental Slides | October 14, 2021 11 CONSOLIDATED OPERATING RESULTS – ANNUAL Core EBITDA Bridge – FY 2020 to FY 20212 $ Millions FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 External Finished Steel Tons Shipped1 3,952 4,322 5,791 5,923 6,201 Core EBITDA $288,092 $412,237 $501,465 $650,479 $814,028 Core EBITDA per Ton of Finished Steel Shipped $73 $95 $87 $110 $131 Adjusted Earnings from Continuing Operations $67,028 $176,060 $247,625 $317,033 $430,891 Return on Invested Capital (%) 4% 9% 10% 12% 14% Performance Summary Units in 000’s unless noted otherwise • $16.8 million loss of debt extinguishment related to January refinancing • $10.9 million related to rolling mill shutdown at former Steel CA operations • $10.3 million gain of sales of railroad track reclamation business and recycling locations • $6.8 million of asset impairments related to Steel CA and write-down of recycling assets • $1.3 million labor cost government refund in Europe during early FY 2021 Non-Operating Charges / Benefits Figures are pre-tax for FY 2021 in $ millions [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products [2] Corporate & Eliminations and Non-Operating Items both exclude a $32.1 million acquisition settlement charge that was incurred during the fourth quarter of 2020 Other Note: Core EBITDA and Adjusted earnings from continuing operations are non-GAAP measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

115 105 149 163 522 602 731 655 337 397 380 397 0 20 40 60 80 100 120 140 160 180 - 100 200 300 400 500 600 700 800 2018 2019 2020 2021 Adjusted EBITDA per Ton of Finished Steel Shipped Downstream Products Margin Over Scrap Steel Products Margin Over Scrap Q4 FY21 Supplemental Slides | October 14, 2021 12 NORTH AMERICA – ANNUAL FY 2018 FY 2019 FY 2020 FY 2021 External Finished Steel Tons Shipped1 2,822 4,331 4,451 4,587 Adjusted EBITDA $323,993 $456,296 $661,176 $746,594 Adjusted EBITDA per Ton of Finished Steel Shipped $115 $105 $149 $163 Adjusted EBITDA Margin 8.7% 9.1% 13.9% 13.2% Performance Summary Units in 000’s unless noted otherwise • Increased margins over scrap cost on steel products and raw materials • Shipments of finished steel products increased 3% over FY 2020 • Impacted by narrowing of margins on downstream products • Reduction of controllable cost per ton of finished steel shipped Key Performance Drivers FY 2021 vs FY 2020 North America – Key Margins $ / ton D P a n d S P M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n Notes: [1] External Finished Steel Tons Shipped equal to shipments of Steel Products plus Downstream Products • Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized • Downstream Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized 155 157 165 227 - 50 100 150 200 250 2018 2019 2020 2021 Margins on Raw Material Sales $ / ton P ri c e L e s s P u rc h a s e C o s t

88 69 42 92 246 240 202 255 0 20 40 60 80 100 - 50 100 150 200 250 300 2018 2019 2020 2021 Adjusted EBITDA per Ton of Finished Steel Shipped Steel Products Margin Over Scrap EUROPE – ANNUAL Q4 FY21 Supplemental Slides | October 14, 2021 13 FY 2018 FY 2019 FY 2020 FY 2021 External Finished Steel Tons Shipped 1,500 1,460 1,472 1,614 Adjusted EBITDA $131,720 $100,102 $62,007 $148,258 Adjusted EBITDA per Ton of Finished Steel Shipped $88 $69 $42 $92 Adjusted EBITDA Margin 14.8% 12.3% 8.9% 14.1% Performance Summary Units in 000’s unless noted otherwise • Significant increase in margins over scrap cost • Strong shipment growth of 9.6% compared fiscal 2020 driven by recovery of Central European industrial sector • Controllable costs per ton of finished steel increased from fiscal 2020, largely due a $10.7 million carbon refund that was received in the prior year Key Performance Drivers FY 2021 vs FY 2020 Europe– Key Margins $ / ton S P M a rg in O v e r S c ra p A d ju s te d E B IT D A p e r to n Note: Steel Products Margin Over Scrap equals Average Selling Price minus Cost of ferrous scrap utilized

WELL BALANCED CAPITAL ALLOCATION STRATEGY Q4 FY21 Supplemental Slides | October 14, 2021 14 $350 million share repurchase program 17% increase to quarterly dividend to $0.14 per share Recent Announcements CMC intends to distribute a meaningful portion of free cash flow to shareholders with share buybacks supplementing an enhanced dividend stream Value-Generating Growth1 Shareholder Distributions2 Debt Reduction3 Maintain Strong and Flexible Balance Sheet

$5 $37 $11 $140 $155 $279 $380 $0 $50 $100 $150 $200 $250 $300 $350 $400 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 ADJUSTED EBITDA LESS SUSTAINING CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS 1 CMC’s cash flow capabilities have been greatly enhanced through our strategic transformation FY 2022 capital expenditures expected in a range of $450 million to $500 million Source: Public filings, Internal data Notes: 1. Adjusted EBITDA less Sustaining Capital Expenditures and Disbursements to Stakeholders is a non-GAAP financial measure. For a reconciliation of non- GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. DISCRETIONARY CASH FLOW PROFILE Q4 FY21 Supplemental Slides | October 14, 2021 15

49 73 150 397 $498 $330 $300 $300 $400 2021 2022 2023 2024 to 2025 2026 2027 2028 to 2030 2031 Revolver BALANCE SHEET STRENGTH U.S. Accounts Receivable Facility Poland Credit Facilities Poland Accounts Receivable Facility (US$ in millions) Revolving Credit Facility 5.375% Notes Cash and Cash Equivalents 4.875% Notes 3.875% Notes DEBT MATURITY PROFILE PROVIDES STRATEGIC FLEXIBILITY DEBT MATURIT Y SCHEDULE Q4 FY’21 LIQUIDIT Y (US$ in millions) Source: Public filings Q4 FY21 Supplemental Slides | October 14, 2021 16

46% 42% 37% 33% 32% 24% 18% 21% 22% 20% 17% 0% 10% 20% 30% 40% 50% 60% Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 3.9x 3.2x 2.5x 1.9x 1.6x 1.2x 0.9x 1.1x 1.2x 1.0x 0.8x NM 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Source: Public filings, Internal data Notes: 1. Total debt is defined as long-term debt plus current maturities of long-term debt and short-term borrowings. 2. Net Debt is defined as total debt less cash & cash equivalents. 3. EBITDA depicted is adjusted EBITDA from continuing operations on a trailing 12 month basis. 4. Net debt-to-capitalization is defined as net debt on CMC’s balance sheet divided by the sum of total debt and shareholders’ equity LEVERAGE PROFILE Financial strength gives us the flexibility to fund our announced projects, pursue opportunistic M&A, and distribute cash to shareholders NET DEBT1,2 / EBITDA3 Q4 FY21 Supplemental Slides | October 14, 2021 17 NET DEBT-TO-CAPITALIZATION4

Q4 FY21 Supplemental Slides | October 14, 2021 18 A P P E N D IX : N O N -G A A P R E C O N C IL IA TI O N S

RETURN ON INVESTED CAPITAL Q4 FY21 Supplemental Slides | October 14, 2021 19 ($ in thousands) Source: Public filings Note: 1. Federal statutory rate of 21% plus approximate impact of state level income tax 2. See page 25 for definitions of non-GAAP financial measures 3 MOS ENDED 12 MOS ENDED 8/31/2021 8/31/2021 Earnings from continuing operations before income taxes $192,757 $534,018 Plus: interest expense 11,659 51,904 Operating profit $204,416 $585,922 Operating profit $204,416 $585,922 Less: income tax at statutory rate 1 47,016 134,762 Net operating profit after tax $157,400 $451,160 Annualized net operating profit after tax $629,601 $451,160 Assets $4,638,671 $4,638,671 Less: cash and cash equivalents 497,745 497,745 Less: accounts payable 450,723 450,723 Less: accrued expenses and other payables 475,384 475,384 Invested capital $3,214,819 $3,214,819 Annualized net operating profit after tax $629,601 $451,160 Invested capital $3,214,819 $3,214,819 Return on Invested Capital 19.6% 14.0%

ADJUSTED AND CORE EBITDA FROM CONTINUING OPERATIONS RECONCILIATION

($ in thousands)	THREE MONTHS ENDED						TWELVE MONTHS ENDED				
	08/31/2021	5/31/2021	2/28/2021	11/30/2020	8/31/2020	5/31/2020	08/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Earnings from continuing operations	$152,313	$130,408	$66,233	$63,911	$67,782	$64,169	$412,865	$278,302	$198,779	$135,237	$50,175
Interest expense	11,659	11,965	14,021	14,259	13,962	15,409	51,904	61,837	71,373	40,957	44,151
Income taxes	40,444	38,175	20,941	21,593	18,495	23,804	121,153	92,476	69,681	30,147	15,276
Depreciation and amortization	42,437	41,804	41,573	41,799	41,654	41,765	167,613	165,749	158,653	131,508	124,490
Amortization of acquired unfavorable contract backlog	(1,495)	(1,508)	(1,509)	(1,523)	(10,691)	(4,348)	(6,035)	(29,367)	(74,784)	—	—
Asset impairments	2,439	277	474	3,594	1,098	5,983	6,784	7,611	384	14,372	1,730
Adjusted EBITDA from continuing operations[2]	**$247,797**	**$221,121**	**$141,733**	**$143,633**	**$132,300**	**$146,782**	**$754,284**	**$576,608**	**$424,086**	**$352,221**	**$235,822**
Loss on debt extinguishment	—	—	16,841	—	1,778	—	16,841	1,778	—	—	22,672
Non-cash equity compensation	8,119	13,800	12,696	9,062	9,875	6,170	43,677	31,850	25,106	24,038	21,469
Gain on sale of assets	—	(4,457)	(5,877)	—	—	—	(10,334)	—	—	—	—
Facility closure	—	—	5,694	5,214	2,903	1,863	10,908	11,105	—	—	—
Acquisition settlement	—	—	—	—	32,123	—	—	32,123	—	—	—
Labor cost government refund	—	—	—	(1,348)	(2,985)	—	(1,348)	(2,985)	—	—	—
Acquisition and integration related costs and other	—	—	—	—	—	—	—	—	41,958	25,507	—
Purchase accounting effect on inventory	—	—	—	—	—	—	—	—	10,315	—	—
Mill operational start-up costs[1]	—	—	—	—	—	—	—	—	—	13,471	—
CMC Steel Oklahoma incentives	—	—	—	—	—	—	—	—	—	(3,000)	—
Severance	—	—	—	—	—	—	—	—	—	—	8,129
Core EBITDA from continuing operations[2]	**$255,916**	**$230,464**	**$171,087**	**$156,561**	**$175,994**	**$154,815**	**$814,028**	**$650,479**	**$501,465**	**$412,237**	**$288,092**

Source: Public filings

Notes:

1. Net of interest, taxes, depreciation and amortization, impairments, and non-cash equity compensation
2. See page 25 for definitions of non-GAAP financial measures

Q4 FY21 Supplemental Slides | October 14, 2021 20

ADJUSTED EARNINGS FROM CONTINUING OPERATIONS RECONCILIATION

($ in thousands)	THREE MONTHS ENDED						TWELVE MONTHS ENDED				
	08/31/2021	5/31/2021	2/28/2021	11/30/2020	8/31/2020	5/31/2020	08/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017
Earnings from continuing operations	$152,313	$130,408	$66,233	$63,911	$67,782	$64,169	$412,865	$278,302	$198,779	$135,237	$50,175
Loss on debt extinguishment	–	–	16,841	–	1,778	–	16,841	1,778	–	–	17,799
Gain on sale of assets	–	(4,457)	(5,877)	–	–	–	(10,334)	–	–	–	–
Facility closure	–	–	5,694	5,214	2,903	1,863	10,908	11,105	–	–	–
Asset impairments	2,439	277	474	3,594	1,098	5,983	6,784	7,081	–	12,136	–
Labor cost government refund	–	–	–	(1,348)	(2,985)	–	(1,348)	(2,985)	–	–	–
Acquisition settlement	–	–	–	–	32,123	–	–	32,123	–	–	–
Acquisition and integration related costs and other	–	–	–	–	–	–	–	–	41,958	25,507	–
Purchase accounting effect on inventory	–	–	–	–	–	–	–	–	10,315	–	–
Mill operational start-up costs	–	–	–	–	–	–	–	–	–	18,016	–
CMC Steel Oklahoma incentives	–	–	–	–	–	–	–	–	–	(3,000)	–
Severance	–	–	–	–	–	–	–	–	–	–	8,129
Total adjustments (pre-tax)	$2,439	$(4,180)	$17,132	$7,460	$34,917	$7,846	$22,851	$49,102	$52,273	$52,659	$25,928
Tax Impact											
TCJA impact	–	–	–	–	–	–	–	–	7,550	10,600	–
International reorganization	–	–	–	–	–	–	–	–	–	(9,200)	–
Related tax effects on adjustments	(512)	878	(3,598)	(1,593)	(7,392)	(1,648)	(4,825)	(10,371)	(10,977)	(13,236)	(9,075)
Related tax effects on adjustments	$(512)	$878	$(3,598)	$(1,593)	$(7,392)	$(1,648)	$(4,825)	$(10,371)	$(3,427)	$(11,836)	$(9,075)
Adjusted earnings from continuing operations[1]	$154,240	$127,106	$79,767	$69,778	$95,307	$70,367	$430,891	$317,033	$247,625	$176,060	$67,028
Average diluted shares outstanding (thousands)	122,376	122,194	121,752	121,128	120,645	120,279	121,983	120,310	119,125	118,146	117,364
Adjusted earnings from continuing operations per diluted share	$1.26	$1.04	$0.66	$0.58	$0.79	$0.59	$3.53	$2.64	$2.08	$1.49	$0.57

Source: Public filings

Notes:

1. See page 25 for definitions of non-GAAP financial measures

Q4 FY21 Supplemental Slides | October 14, 2021 21

ADJUSTED SEGMENT EBITDA MARGIN Q4 FY21 Supplemental Slides | October 14, 2021 22 Source: Public filings ($ in thousands) 3 MONTHS ENDED 12 MONTHS ENDED 08/31/2021 5/31/2021 2/28/2021 11/30/2020 8/31/2020 08/31/2021 8/31/2020 8/31/2019 North America Adjusted EBITDA from continuing operations $212,018 $207,330 $171,612 $155,634 $174,219 $746,594 $661,176 $456,296 North America net sales 1,660,409 1,558,068 1,257,486 1,195,013 1,224,849 5,670,976 4,769,933 5,001,116 North America Adjusted EBITDA Margin 12.8% 13.3% 13.6% 13.0% 14.2% 13.2% 13.9% 9.1% Europe Adjusted EBITDA from continuing operations $67,676 $50,005 $16,107 $14,470 $22,927 $148,258 $62,007 $100,102 Europe net sales 368,290 284,107 202,066 194,596 179,855 1,049,059 699,140 817,048 Europe Adjusted EBITDA Margin 18.4% 17.6% 8.0% 7.4% 12.7% 14.1% 8.9% 12.3%

ADJUSTED EBITDA LESS SUSTAINING CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS

($ in thousands)	12 MONTHS ENDED						
	8/31/2021	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015
Earnings from continuing operations	$412,865	$278,302	$198,779	$135,237	$50,175	$62,001	$58,583
Interest expense	51,904	61,837	71,373	40,957	44,151	62,121	76,456
Income taxes	121,153	92,476	69,681	30,147	15,276	13,976	36,097
Depreciation and amortization	167,613	165,749	158,653	131,508	124,490	127,111	135,559
Asset impairments	6,784	7,611	384	14,372	1,730	40,028	2,573
Amortization of acquired unfavorable contract backlog	(6,035)	(29,367)	(74,784)	–	–	–	–
Adjusted EBITDA from continuing operations	**$754,284**	**$576,608**	**$424,086**	**$352,221**	**$235,822**	**$305,237**	**$309,268**
Sustaining capital expenditures and disbursements to stakeholders							
Sustaining capital expenditures (depreciation and amortization used as proxy)	167,613	165,749	158,653	131,508	124,490	127,111	135,559
Interest expense	51,904	61,837	71,373	40,957	44,151	62,121	76,456
Cash income taxes	140,950	44,499	7,977	7,198	30,963	50,201	61,000
Dividends	57,766	57,056	56,537	56,076	55,514	55,342	55,945
Less: Equity Compensation	(43,677)	(31,850)	(25,106)	(23,929)	(30,311)	(26,355)	(24,484)
Total capital expenditures and disbursements to stakeholders	**$374,556**	**$297,291**	**$269,434**	**$211,810**	**$224,807**	**$268,420**	**$304,476**
Adjusted EBITDA less capital expenditures and disbursements to stakeholders	**$379,728**	**$279,317**	**$154,652**	**$140,411**	**$11,015**	**$36,817**	**$4,792**

Source: Public filings

CMC

Q4 FY21 Supplemental Slides | October 14, 2021 23

NET DEBT TO EBITDA AND NET DEBT TO CAPITALIZATION RECONCILIATIONS

($ in thousands)

	THREE MONTHS ENDED										
	08/31/2021	5/31/2021	2/28/2021	11/30/2020	8/31/2020	5/31/2020	2/29/2020	11/30/2019	8/31/2019	5/31/2019	2/28/2019
Long-term debt	$ 1,015,415	$ 1,020,129	$ 1,011,035	$ 1,064,893	$ 1,065,536	$ 1,153,800	$ 1,144,573	$ 1,179,443	$ 1,227,214	$ 1,306,863	$ 1,310,150
Current maturities of long-term debt and short-term borrowings	54,366	56,735	22,777	20,701	18,149	17,271	22,715	13,717	17,439	54,895	88,902
Total Debt	$ 1,069,781	$ 1,076,864	$ 1,033,812	$ 1,085,594	$ 1,083,685	$ 1,171,071	$ 1,167,288	$ 1,193,160	$ 1,244,653	$ 1,361,758	$ 1,399,052
Less: Cash and cash equivalent	497,745	443,120	367,347	465,162	542,103	462,110	232,442	224,797	192,461	120,315	66,742
Net Debt	**$ 572,036**	**$ 633,744**	**$ 666,465**	**$ 620,432**	**$ 541,582**	**$ 708,961**	**$ 934,846**	**$ 968,363**	**$ 1,052,192**	**$ 1,241,443**	**$ 1,332,310**
Earnings from continuing operations	$ 152,313	$ 130,408	$ 66,233	$ 63,911	$ 67,782	$ 64,169	$ 63,596	$ 82,755	$ 85,880	$ 78,551	$ 14,928
Interest expense	$ 11,659	$ 11,965	$ 14,021	$ 14,259	$ 13,962	15,409	15,888	16,578	17,702	18,513	18,495
Income taxes	40,444	38,175	20,941	21,593	18,495	23,804	22,845	27,332	16,826	29,105	18,141
Depreciation and amortization	42,437	41,804	41,573	41,799	41,654	41,765	41,389	40,941	41,051	41,181	41,245
Asset impairments	2,439	277	474	3,594	1,098	5,983	—	530	369	15	—
Amortization of acquired unfavorable contract backlog	(1,495)	(1,508)	(1,509)	(1,523)	(10,691)	(4,348)	(5,997)	(8,331)	(16,582)	(23,394)	(23,476)
Adjusted EBITDA from continuing operations	**$ 247,797**	**$ 221,121**	**$ 141,733**	**$ 143,633**	**$ 132,300**	**$ 146,782**	**$ 137,721**	**$ 159,805**	**$ 145,246**	**$ 143,971**	**$ 69,333**
Trailing 12 month Adjusted EBITDA from continuing operations	**$ 754,284**	**$ 638,787**	**$ 564,448**	**$ 560,436**	**$ 576,608**	**$ 589,554**	**$ 586,743**	**$ 518,355**	**$ 424,086**	**$ 385,886**	
Total Debt	$ 1,069,781	$ 1,076,864	$ 1,033,812	$ 1,085,594	$ 1,083,685	$ 1,171,071	$ 1,167,288	$ 1,193,160	$ 1,244,653	$ 1,361,758	$ 1,399,052
Total stockholders' equity	2,295,109	2,156,597	2,009,492	1,934,899	1,889,413	1,800,662	1,758,055	1,701,697	1,624,057	1,564,195	1,498,496
Total Capitalization	$ 3,364,890	$ 3,233,461	$ 3,043,304	$ 3,020,493	$ 2,973,098	$ 2,971,733	$ 2,925,343	$ 2,894,857	$ 2,868,710	$ 2,925,953	$ 2,897,548
Net Debt to Trailing 12 month Adjusted EBITDA from continuing operations	**0.8**	**1.0**	**1.2**	**1.1**	**0.9**	**1.2**	**1.6**	**1.9**	**2.5**	**3.2**	
Net Debt to Capitalization	**17%**	**20%**	**22%**	**21%**	**18%**	**24%**	**32%**	**33%**	**37%**	**42%**	

Source: Public filings

Note:

1. See page 25 for definitions of non-GAAP financial measures

Q4 FY21 Supplemental Slides | October 14, 2021 24

DEFINITIONS FOR NON-GAAP FINANCIAL MEASURES ADJUSTED EARNINGS FROM CONTINUING OPERATIONS Adjusted earnings from continuing operations is a non-GAAP financial measure that is equal to earnings from continuing operations before debt extinguishment costs, certain gains on sale of assets, certain facility closure costs, asset impairments, labor cost government refunds and acquisition settlements, including the estimated income tax effects thereof. Adjusted earnings from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted earnings from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing core performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted earnings from continuing operations to evaluate our financial performance. Adjusted earnings from continuing operations may be inconsistent with similar measures presented by other companies. Adjusted earnings from continuing operations per diluted share is defined as adjusted earnings from continuing operations on a diluted per share basis. CORE EBITDA FROM CONTINUING OPERATIONS Core EBITDA from continuing operations is the sum of earnings from continuing operations before interest expense and income taxes. It also excludes recurring non-cash charges for depreciation and amortization and asset impairments. Core EBITDA from continuing operations also excludes debt extinguishment costs, non-cash equity compensation, certain gains on sale of assets, certain facility closure costs, acquisition settlement costs and labor cost government refunds. Core EBITDA from continuing operations should not be considered an alternative to earnings (loss) from continuing operations or net earnings (loss), or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP. However, we believe that Core EBITDA from continuing operations provides relevant and useful information, which is often used by analysts, creditors and other interested parties in our industry as it allows: (i) comparison of our earnings to those of our competitors; (ii) a supplemental measure of our ongoing core performance; and (iii) the assessment of period-to-period performance trends. Additionally, Core EBITDA from continuing operations is the target benchmark for our annual and long-term cash incentive performance plans for management. Core EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA FROM CONTINUING OPERATIONS Adjusted EBITDA from Continuing Operations is a non-GAAP financial measure. Adjusted EBITDA is the sum of the Company's earnings from continuing operations before interest expense, income taxes, depreciation and amortization expense, impairment expense, and amortization of acquired unfavorable contract backlog. Adjusted EBITDA from continuing operations should not be considered as an alternative to earnings from continuing operations or any other performance measure derived in accordance with GAAP. However, we believe that adjusted EBITDA from continuing operations provides relevant and useful information to investors as it allows: (i) a supplemental measure of our ongoing performance and (ii) the assessment of period-to-period performance trends. Management uses adjusted EBITDA from continuing operations to evaluate our financial performance. Adjusted EBITDA from continuing operations may be inconsistent with similar measures presented by other companies. ADJUSTED EBITDA LESS CAPITAL EXPENDITURES AND DISBURSEMENTS TO STAKEHOLDERS Adjusted EBITDA less sustaining capital expenditures and disbursements to shareholders is defined as Adjusted EBITDA less depreciation and amortization (used as a proxy for sustaining capital expenditures) less interest expense, less cash income taxes less dividend payments plus stock-based compensation. NET DEBT Net debt is defined as total debt less cash and cash equivalents. RETURN ON INVESTED CAPITAL Return on Invested Capital is defined as: 1) after-tax operating profit divided by 2) total assets less cash & cash equivalents less non-interest-bearing liabilities Q4 FY21 Supplemental Slides | October 14, 2021 25

THANK YOU CORPORATE OFFICE 6565 N. MacArthur Blvd Suite 800 Irving, TX 75039 Phone: (214) 689.4300 INVESTOR RELATIONS Phone: (972) 308.5349 Fax: (214) 689.4326 IR@cmc.com Q4 FY21 Supplemental Slides | October 14, 2021 26